THIRD AVENUE VALUE FUND
THIRD AVENUE SMALL-CAP VALUE FUND
THIRD AVENUE REAL ESTATE VALUE FUND

Supplement dated May 29, 2001 to Prospectus dated February 28, 2001.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT OF THE FUNDS" SECTION ON P. 8.


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MARTIN J. WHITMAN


Mr. Whitman, the Chairman and Chief Executive Officer of the Trust and its Adviser, is the portfolio manager of Third Avenue Value Fund. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., the Fund's distributor and regular broker-dealer, and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management and currently teaches at Columbia University Graduate School of Business; and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, Nabors Industries, Inc., an international oil drilling contractor, and Stewart Information Services, a title insurance company.




CURTIS JENSEN


Curtis Jensen became the sole portfolio manager of Third Avenue Small-Cap Value Fund on May 29, 2001. He has served as co-manager of that Fund since its inception. He has been employed by the Adviser since 1995 and also serves as senior research analyst for Third Avenue Value Fund. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995 where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Co. In addition, Mr. Jensen is a Director of American Capital Access Holdings, Inc., an insurance holding company (2001).


MICHAEL WINER


Michael Winer became the sole portfolio manager of Third Avenue Real Estate Value Fund on May 29, 2001. He has served as the co-manager of that Fund since its inception. Since 1994, Mr. Winer has been a Managing Director of M.J. Whitman Senior Debt Corp. and a senior analyst for M.J. Whitman, Inc. From 1991 to 1994, Mr. Winer held senior-level positions with two financial institutions where he directed the workout, collection and liquidation of distressed real estate loan and asset portfolios. From 1986 to 1991, Mr. Winer was the chief financial officer, director and co-owner of a southern California real estate development firm specializing in the development, construction and management of commercial properties. From 1980 to 1986, Mr. Winer served as controller and financial officer for two large Southern California real estate development firms. From 1978 to 1980, Mr. Winer was a CPA and senior auditor with Touche Ross & Co.



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